Roundhill Sports Betting & iGaming ETF (BETZ)
(the “Fund”)
a series of Listed Funds Trust

June 12, 2026
Supplement to the Fund’s Summary Prospectus
dated April 30, 2026, as supplemented
Effective June 22, 2026 (the “Effective Date”), the Fund’s investment objective, principal investment strategies, and principal investment risks will change, as discussed in more detail below. On the Effective Date, the Fund will convert from a passively managed index fund that seeks to track the performance, before fees and expenses, of the Morningstar® Sports Betting & iGaming Select Index (the “Index”) into an actively managed fund. The Fund’s new actively managed investment strategy will apply substantially similar screens and investment criteria as the Index to provide exposure to equity securities of Sports Betting and iGaming Companies (as defined by the Fund). Accordingly, as of the Effective Date:
The “Investment Objective” section in the Fund’s Summary Prospectus is deleted and replaced with the following:
The Roundhill Sports Betting & iGaming ETF (“Sports Betting ETF” or the “Fund”) seeks total return.
The “Principal Investment Strategies” section in the Fund’s Summary Prospectus is deleted and replaced with the following:
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the equity securities of Sports Betting and iGaming Companies. The Fund will generally invest primarily in the equity securities of Sports Betting and iGaming Companies, but may also seek exposure through derivative instruments, such as swap agreements and forward contracts. The Adviser defines such companies as follows:
•Sports Betting Companies are those engaged, directly or indirectly, in analyzing sports events and wagering on their outcomes, such as online bookmakers or prediction market exchanges.
•iGaming Companies are those engaged, directly or indirectly, in online betting on games of chance, such as poker, slots, blackjack, or the lottery.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities (which may include depositary receipts) or instruments (i.e., swap agreements or forward contracts) that provide exposure to Sports Betting and iGaming Companies. For purposes of compliance with this investment policy, derivative contracts (i.e., swap agreements and forward contracts) will be valued at their notional value.
The Adviser identifies Sports Betting and iGaming Companies as those with at least a majority of their revenues or profits attributable to:
•Online bookmaking;
•Media production connected to sports betting and/or iGaming, such as the producers of podcasts, videos, and blogs;

•Developing and/or providing technology solutions and services for other Sports Betting and/or iGaming Companies;
•Providing marketing solutions and services for other Sports Betting and/or iGaming Companies;
•Prediction markets; and
•Investing in Sports Betting and/or iGaming Companies, such as owners of investment portfolios comprising companies exposed to sports betting activities, iGaming activities, or the underlying assets of such companies, such as casino developers and bingo and lottery game developers.
The Fund will concentrate its investments in the Casino & Gaming Industry, a segment of the Consumer Discretionary Sector as defined by the Bloomberg Industry Classification System (“BICS”). Under BICS, the Consumer Discretionary Sector includes companies whose products and services are typically purchased by consumers with discretionary income and whose revenues are therefore highly sensitive to economic cycles. The Casino and Gaming Industry segment more broadly encompasses casino owners and operators, gaming facility operators, lottery and betting services providers, gaming machine operators, and other companies providing ancillary services directly tied to casino and gaming operations.
The Fund rebalances its portfolio at least quarterly using the Adviser’s proprietary weighting methodology. Portfolio weights are subject to a 25% cap on any single company. In determining weights, the Adviser considers each company’s market share and revenue share from the sale or production of semiconductor memory products and related technologies.
Generally, the Fund will invest in those companies with a minimum market capitalization of $250 million, but the Fund may invest in companies with any market capitalization. The Fund may invest in U.S. and non-U.S. companies (including those operating in developed or emerging market countries) through investments in depositary receipts, American Depositary Receipts (“ADRs”) or Global Depositary 2 Receipts (“GDRs”), including depositary receipts whose underlying securities are non-voting preferred securities. The Fund may invest in shares of companies through initial public offerings (“IPOs”) or in shares of companies that have recently gone through an IPO and are now publicly traded on a stock exchange.
The Fund may invest in U.S. Treasury securities and cash and cash equivalents to serve as collateral or margin for the Fund’s investments in swap agreements, forward contracts, and other derivatives.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).
The “Concentration Risk” (and the “Casinos & Gaming Industry” sub-risk), “Index Provider Risk,” “Passive Investment Risk,” and “Tracking Error Risk” discussions in the “Principal Investment Risks” section in the “Fund Summary” of the Summary Prospectus are deleted in their entirety and the following risks are hereby added to the same section in alphabetical order:
Industry Exposure Risk. The Fund expects to have significant exposure to the Casinos & Gaming Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting this industry than a fund that invests its assets in a more diversified manner.

•Casinos & Gaming Industry Risk. The Casinos & Gaming Industry includes owners and operators of casinos and gaming facilities, and companies providing lottery and betting services. The Casinos & Gaming Industry is highly competitive and companies operating in the Casinos & Gaming Industry rely heavily on consumer spending and the availability of disposable income for success. In addition, the Casinos & Gaming Industry may be negatively affected by changes in economic conditions, consumer tastes and discretionary income levels, technological developments, limited financial resources, competition from competing entertainment options, and competition for key personnel. Casinos are closely tied to the travel and tourism industry and are particularly sensitive to economic shutdowns and mitigation strategies, such as the COVID-19 pandemic. In addition, Casinos & Gaming Industry companies are highly regulated, and state and federal legislative or regulatory changes and licensing issues (as well as the laws of other countries) can significantly impact their ability to operate in certain jurisdictions. The Casinos & Gaming Industry is a sub-industry of the Hotels, Restaurants & Leisure Industry within the Consumer Discretionary Sector.
IPO Risk. The Fund may at times have the opportunity to invest in IPO shares or in shares of companies that have recently undergone an IPO. The market value of such shares can have significant volatility due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs and the Fund may lose money on an investment in such securities.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
In addition, all other references in the Summary Prospectus to the Fund pursuing a passively managed index strategy, the Index, or the Index Provider for the Fund are deleted.
The changes to the Fund’s investment objective, principal investment strategies, and principal investment risks are not expected to affect the Fund’s fees and expenses.

Please retain this Supplement with your Summary Prospectus for future reference.
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